[Graphic]FEDERATED INVESTORS


FEDERATED INTERNATIONAL EQUITY FUND

12TH SEMI-ANNUAL REPORT
MAY 31, 1997

ESTABLISHED 1984

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

Federated International Equity Fund was established in 1984, and I am pleased to present the 12th Semi-Annual Report for the fund, which covers the period from December 1, 1996, to May 31, 1997.

This report begins with a discussion with the fund's portfolio manager, Drew Collins, Senior Vice President, Federated Global Research Corp. Following his discussion are three additional items of shareholder interest: a series of graphs showing the fund's long-term investment performance, a complete listing of the fund's diversified international stock holdings, and the financial statements.

This international stock fund is designed for capital appreciation by investing in large, successful corporations around the world (U.S. not included).* The fund's $158 million portfolio was invested in 26 countries across 4 continents in 153 issues. Corporations in Japan represent 29.1% of the portfolio, and corporations in the U.K. represent 17.1% of the portfolio. These are the two largest commitments made by the fund's manager.

During the period, the international stock market and Federated International Equity Fund continued to turn in positive performances, although not matching that of the soaring U.S. equity market. The weak Japanese market, which makes up a large percentage of the international arena, is slowly improving and continues to hold down the fund's total returns. In fact, the Asia Pacific Rim countries have had weak stock performances during this time period. A review of fund performance for each share class for the six-month period ended May 31, 1997, is shown below.

                                                                 CAPITAL       TOTAL RETURN
                           NAV        NAV         NAV             GAINS           BASED
                         12/1/96    5/31/97      CHANGE       DISTRIBUTIONS     ON NAV**
 Class A Shares          $17.32     $17.79       2.71%           $0.38            5.06%
 Class B Shares          $17.04     $17.42       2.23%           $0.38            4.61%
 Class C Shares          $16.85     $17.22       2.20%           $0.38            4.60%

Thank you for joining the growing number of Federated International Equity Fund shareholders who have broadened their equity assets internationally.

 * International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were -0.73%, -1.04%, and 3.57%, respectively.

Adding to your account on a regular basis and reinvesting your annual dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.+

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
July 15, 1997

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]

Drew Collins
Senior Vice President
Federated Global
Research Corp.

[Graphic]

DURING THE SIX-MONTH REPORTING PERIOD, INTERNATIONAL STOCKS CONTINUED TO EXPERIENCE POSITIVE PERFORMANCE, BUT LAGGED THE SPECTACULAR RETURNS OF U.S. STOCKS. WHAT WERE THE MAJOR FACTORS THAT INFLUENCED THE PERFORMANCE OF THE INTERNATIONAL EQUITY MARKETS?

While the U.S. market rose 12.60% for the period, the broader international markets did not fare as well in U.S. dollar terms. Japan was again a laggard during the period, falling 5.80% in dollar terms, while other markets did quite well. Emerging markets like Argentina, Brazil and Mexico rose 29.39%, 47.17% and 19.34%, respectively. Developed markets like the U.K. and Sweden rose 11.46% and 6.26%.

[Graphic]

HOW DID FEDERATED INTERNATIONAL EQUITY FUND PERFORM DURING THE REPORTING PERIOD COMPARED TO ITS BENCHMARK, AND WHAT STRATEGIES INFLUENCED THE FUND'S RETURN?

Federated International Equity Fund produced a six-month total return of 5.06% for Class A Shares based on net asset value. The total returns for Class B Shares and Class C Shares based on net asset value were 4.61% and 4.60%, respectively.* These returns were relatively higher than the 4.04% return of the fund's benchmark, the Morgan Stanley Capital International Europe, Australia, and Far East Index for the same period.** The fund benefited by an underweight position vis-a-vis the index weighting in Japan, and our investments in six Latin American markets performed quite well during the period.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A Shares, Class B Shares and Class C Shares were -0.73%, -1.04%, and 3.57%, respectively.

** The Morgan Stanley Capital International Europe, Australia, and Far East
   Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. This index is unmanaged and investments cannot be made in an index.

[Graphic]

HOW WERE THE FUND'S ASSETS WEIGHTED AMONG KEY REGIONS?

29% of the fund's portfolio was in Japan, and 17% in the U.K. The balance was spread across 24 other countries. Country weightings and top ten holdings as of May 31, 1997, were as follows:

                                                   PERCENTAGE OF
 COUNTRY                                             PORTFOLIO
 Japan                                                29.1%
 U.K.                                                 17.1%
 Germany                                               8.1%
 Hong Kong                                             7.0%
 Switzerland                                           6.8%
 France                                                6.4%
 Spain                                                 3.6%
 Mexico                                                2.8%
 Australia                                             2.7%
 Italy                                                 1.6%
 Other Countries                                      14.8%

                                                                    PERCENTAGE OF
 TOP 10 HOLDINGS                                    COUNTRY           PORTFOLIO
 Rohm Co.                                            Japan             1.58%
 Compagnie Financiere de Paribas                     France            1.45%
 Nippon Telegraph & Telephone                        Japan             1.42%
 HSBC Holdings PLC                                   Hong Kong         1.36%
 Bankgesellschaft Berlin AG                          Germany           1.26%
 NEC Corp.                                           Japan             1.23%
 Mitsubishi Estate Co., Ltd.                         Japan             1.23%
 Volkswagen AG                                       Germany           1.23%
 Unigate                                             U.K.              1.22%
 Fujitsu Ltd.                                        Japan             1.16%

[Graphic]

WHAT ARE SOME OF THE RECENT PURCHASES MADE IN THE FUND?

Three recent purchases to the Federated International Equity Fund include:

* MATSUSHITA COMMUNICATIONS INDUSTRIAL (1.48% of current assets): The leading manufacturer of cellular phones in Japan. The growth in cellular telecommunications in Japan is very rapid, and this company is one of the major beneficiaries of this growth.

* POHANG IRON AND STEEL CO., LTD. (0.51% of current assets): POSCO is the second largest steel manufacturer in the world. This Korean company is also one of the lowest cost steel manufacturers in the world and is a direct beneficiary of the industrialization of Asia.

* AGUAS DE BARCELONA (0.50% of current assets): This leading provider of water services in Spain has also become one of the leading private providers of water services in Latin America.

[Graphic]

WITH 1997 IN MID-STREAM, ARE THERE ANY SIGNS THAT INTERNATIONAL EQUITIES MAY GAIN GROUND ON THE U.S. MARKET?

Since May 31, 1997, we have seen a bit of a turnaround in the Japanese equity market as well as a rise in the value of the yen. This has lead to a rebound in the international markets as a whole.

A number of the international markets are performing excitingly, notably Latin American countries -- Mexico, Brazil, Chile, Argentina and Colombia (totaling about 6% of the fund's net assets). We are comfortable with the markets in Latin America as these countries have been able to raise the standards of living of their citizens, and state-owned utilities have been privatized. Privatization brings in foreign capital and encourages economic growth. (It is interesting to note that U.S. utilities are income-producing stocks, while international utilities are considered growth stocks.)

International markets will continue to offer investors the diversification necessary to create a well-balanced portfolio and potentially excellent long-term returns.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED INTERNATIONAL EQUITY FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $13,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL EQUITY FUND ON 8/17/84, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $58,584 ON 5/31/97. YOU WOULD HAVE EARNED A 12.49%* AVERAGE ANNUAL TOTAL RETURN FOR THE 13-YEAR INVESTMENT LIFESPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 6/30/97, the Class A Shares' average annual one-year, five-year and ten-year total returns were 3.06%, 6.80%, and 5.25%, respectively. Class B Shares' average annual one-year and since inception (9/28/94) total returns were 2.50% and 2.90%, respectively. Class C Shares' average annual one-year and since inception (4/1/93) total returns were 7.08% and 9.46%, respectively.

[Graphic]- See Appendix(A)

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.5% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED INTERNATIONAL EQUITY FUND

INVESTING ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 13 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $23,372.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $13,000, but your account would have reached a total value of $23,372* by 5/31/97. You would have earned an average annual total return of 8.35%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

[Graphic]- See Appendix(B)

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED INTERNATIONAL EQUITY FUND

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR LONG-TERM GROWTH

Dan and Gigi Hardwick are a two-income suburban couple who, like many others, want to be able to afford their present lifestyle after they retire.

They decided an international stock fund, though possibly volatile in the short-term, offered excellent opportunities for long-term growth. They invested $10,000 in Federated International Equity Fund on August 17, 1984, and -- to take advantage of dollar cost averaging -- have invested $5,000 every August since.

By May 31, 1997, they were pleased to see that their $70,000 investment had grown to $139,697 for an average annual total return of 9.20%.* Gigi is already picturing a long Mediterranean cruise to celebrate their retirement.

The couple is fictional, but the figures are real.

[Graphic]- See Appendix(c)

* This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)

       SHARES                                                                                                   VALUE
 COMMON STOCKS -- 97.3%
                     ARGENTINA -- 1.2%
            7,744    IRSA Inversiones y Representaciones S.A., GDR                                      $     302,984
           15,600    Telecom Argentina S.A., ADR                                                              832,650
           22,700    Telefonica de Argentina S.A., ADR                                                        822,875
                       Total                                                                                1,958,509
                     AUSTRALIA -- 2.7%
           54,000 (b)National Australia Bank, Ltd., Melbourne                                                 772,427
              768 (b)News Corp., Ltd.                                                                           3,410
          225,000    Santos Limited                                                                           922,005
          135,000    St. George Bank Ltd.                                                                     825,691
          207,000    Woodside Petroleum Ltd.                                                                1,747,730
                       Total                                                                                4,271,263
                     BRAZIL -- 0.9%
       10,868,000    Telecomunicacoes Brasileiras S.A.                                                      1,416,140
          110,905    Telecomunicacoes de Sao Paulo S.A., Rights                                                 3,730
                       Total                                                                                1,419,870
                     CHILE -- 0.3%
            7,750 (a)Chilectra S.A., ADR                                                                      209,554
            3,200    Sociedad Quimica Y Minera De Chile, ADR                                                  208,000
                       Total                                                                                  417,554
                     COLOMBIA -- 0.6%
           15,500    Banco Ganadero S.A., ADR                                                                 592,875
           17,000    Banco Industrial Colombiano, ADR                                                         299,625
                       Total                                                                                  892,500
                     DENMARK -- 0.5%
            4,250    Den Danske Bank                                                                          403,904
            7,000    Unidanmark, Class A                                                                      365,631
                       Total                                                                                  769,535

FEDERATED INTERNATIONAL EQUITY FUND

       SHARES                                                                                                   VALUE
 COMMON STOCKS -- CONTINUED
                     EGYPT -- 0.1%
           10,500 (a)(b)Suez Cement Co., GDR                                                              $   192,675
                     FINLAND -- 0.5%
           28,000    Pohjola Insurance Group, Class B                                                         815,645
                     FRANCE -- 6.3%
           12,000    AXA                                                                                      717,972
            4,800    Accor S.A.                                                                               664,981
           12,000 (b)CLF-Dexia France                                                                       1,120,078
           35,600    Compagnie Financiere de Paribas, Class A                                               2,291,504
           16,400    Credit Commerical De France                                                              693,250
            7,000    Group Danon                                                                            1,053,407
           20,372    Schneider S.A.                                                                           978,277
           20,000    Scor S.A.                                                                                806,982
            6,400    Synthelabo                                                                               748,104
           10,633    Total S.A.-B                                                                             972,227
                       Total                                                                               10,046,782
                     GERMANY -- 7.8%
           87,000    Bankgesellschaft Berlin AG                                                             1,992,891
           15,000    Bayer AG                                                                                 581,446
           40,000    Commerzbank AG, Frankfurt                                                              1,174,888
            8,000 (b)Daimler Benz AG                                                                          615,529
           21,400    Deutsche Bank, AG                                                                      1,185,759
            1,760    Linde AG                                                                               1,209,994
            2,800    Mannesmann S.A.                                                                        1,136,973
            7,800    Schering AG                                                                              783,149
            7,600    Thyssen AG                                                                             1,725,353
            3,000    Volkswagen AG                                                                          1,937,862
                       Total                                                                               12,343,844

FEDERATED INTERNATIONAL EQUITY FUND

       SHARES                                                                                                   VALUE
 COMMON STOCKS -- CONTINUED
                     HONG KONG -- 6.9%
           26,000    Beijing Enterprises                                                                 $    151,668
           94,000 (b)Cheung Kong                                                                              961,412
          882,000    China EB-IHD Holdings Ltd.                                                             1,354,559
          278,000    China Resources Enterprises Ltd.                                                         975,879
          155,000    Citic Pacific Ltd.                                                                       886,171
          238,000    Great Eagle Hldgs.                                                                       841,608
           37,000    Hong Kong Telecommunications, Ltd., ADR                                                  824,286
           71,014    HSBC Holdings PLC                                                                      2,153,745
          146,000    Hutchison Whampoa                                                                      1,215,332
          156,000 (b)New World Development Co. Ltd.                                                           990,540
          592,000    Sino Land Co.                                                                            691,436
                       Total                                                                               11,046,636
                     HUNGARY -- 0.5%
            9,000 (a)Gedeon Richter, GDR                                                                      747,000
                     INDONESIA -- 0.1%
          163,500 (b)PT Putra Surya Multidana                                                                 194,923
                     ITALY -- 1.6%
          150,000    Bca Pop Di Milano                                                                        805,571
          630,000    Magneti Marelli SPA                                                                    1,003,865
          270,000    Telecom Italia Mobile SPA                                                                791,938
                       Total                                                                                2,601,374
                     JAPAN -- 29.0%
           82,000    Aiwa Co. Ltd.                                                                          1,520,996
           11,000 (b)Autobacs Seven Co.                                                                       802,920
           41,000 (b)Bridgestone Corp.                                                                        925,977
           90,000    Daiichi Pharmaceutical Co                                                              1,545,728
           25,000    Fuji Photo Film Co.                                                                      968,227
          151,000    Fujitsu Ltd.                                                                           1,841,305

FEDERATED INTERNATIONAL EQUITY FUND

       SHARES                                                                                                   VALUE
 COMMON STOCKS -- CONTINUED
                     JAPAN -- CONTINUED
           80,000    Hitachi Ltd.                                                                        $    851,868
           52,000    Honda Motor Co. Ltd.                                                                   1,527,179
           27,000    I-O Data Device, Inc.                                                                    927,437
           30,000    Ito-Yokado Co., Ltd.                                                                   1,710,605
              189 (a)Japan Tobacco, Inc.                                                                    1,446,106
           25,000 (b)Kyocera Corp.                                                                          1,801,202
           26,000    Matsushita Communication                                                                 826,106
           18,000    Ministop Co. Ltd.                                                                        571,919
          142,000 (b)Mitsubishi Estate Co. Ltd.                                                             1,938,858
          736,000 (b)Mitsui Osk Lines                                                                       1,643,280
          140,000    NEC Corp.                                                                              1,947,617
           19,000    Nidec Corp.                                                                              985,488
           20,000    Nintendo Corp. Ltd.                                                                    1,562,903
              235    Nippon Telegraph & Telephone Corp.                                                     2,240,017
           36,000    Noritsu Koki Co. Ltd.                                                                  1,653,929
           24,000    Rohm Co.                                                                               2,493,774
           46,000    Sankyo Co. Ltd.                                                                        1,457,621
            6,000    Shokoh Fund & Co.                                                                      1,597,252
          126,000    Sumitomo Bank Ltd., Osaka                                                              1,742,035
          191,000    Sumitomo Reality & Dev.                                                                1,500,773
          180,000 (b)Sumitomo Trust & Banking                                                               1,592,099
          114,000    Taiyo Yuden Co.                                                                        1,820,867
           72,000    Takeda Chemical Industries                                                             1,823,959
          258,000    Tokyu Land Corp                                                                        1,076,754
          269,000    Yasuda Fire & Marine Insurance Co.                                                     1,658,583
                       Total                                                                               46,003,384

FEDERATED INTERNATIONAL EQUITY FUND

       SHARES                                                                                                   VALUE
 COMMON STOCKS -- CONTINUED
                     KOREA -- 1.1%
           87,189    SK Telecom Co. Ltd., ADR                                                            $    806,498
           16,300 (b)Samsung Display Devices                                                                  849,337
              216 (b)Samsung Electronics Co.                                                                   21,266
               21 (a)(b)Samsung Electronics Co., GDR                                                            1,218
              216    Samsung Electronics Co., Rights                                                              182
                       Total                                                                                1,678,501
                     MALAYSIA -- 0.4%
          138,000    UMW Holdings Bhd                                                                         708,481
                     MEXICO -- 2.8%
          211,000    Fomento Economico Mexicano, S.A. de C.V., Class B                                      1,120,495
           40,000 (b)Grup Iusacell S.A., ADR                                                                  660,000
        1,687,000 (b)Grupo Financiero Bancomer, S.A. de C.V., Class B                                         633,504
           17,200    Pan American Beverage, Class A                                                           498,800
           21,900    Telefonos de Mexico, Class L, ADR                                                        971,813
           29,500 (b)Tubos de Acero de Mexico S.A., ADR                                                       516,250
                       Total                                                                                4,400,862
                     NETHERLANDS -- 1.5%
            5,400    Akzo Nobel NV                                                                            718,221
           16,000    PolyGram NV                                                                              754,018
            4,400    Royol Dutch Petroleum                                                                    849,332
                       Total                                                                                2,321,571
                     NORWAY -- 1.1%
           46,000    Saga Petroleum A.S., Class A                                                             926,587
           31,400    Smedvig ASA, Class B                                                                     762,521
                       Total                                                                                1,689,108
                     PORTUGAL -- 1.0%
           20,000 (a)(b)Telecel - Comunicacoes Pessoai                                                      1,534,682

FEDERATED INTERNATIONAL EQUITY FUND

       SHARES                                                                                                   VALUE
 COMMON STOCKS -- CONTINUED
                     SINGAPORE -- 1.2%
           55,000 (b)Creative Technology Ltd.                                                          $      962,500
          241,000 (a)(b)Want Want Holdings                                                                    872,420
                       Total                                                                                1,834,920
                     SPAIN -- 3.6%
           13,000    Corp Mapfre S.A.                                                                         696,043
           10,500    Fomento de Construcciones y Contratas S.A.                                             1,168,685
           37,300    Repsol S.A.                                                                            1,561,048
           42,000    Telefonica de Espana                                                                   1,211,538
            8,800    Zardoya-Otis S.A.                                                                      1,101,826
                       Total                                                                                5,739,140
                     SWEDEN -- 1.8%
           45,333    Astra AB, Class A                                                                        731,070
           35,000    Marieberg Tidnings AB, Class A                                                           880,509
          117,000    Skand Enskilda BKN, Class A                                                            1,207,555
                       Total                                                                                2,819,134
                     SWITZERLAND -- 6.8%
            1,700    Clariant AG                                                                            1,080,203
            9,400    Credit Suisse Group                                                                    1,179,646
              820    Nestle S.A.                                                                            1,018,921
            1,192    Novartis AG                                                                            1,615,815
              640    Richemont (Cie Fin)                                                                      872,070
              185 (b)Roche Holding AG                                                                       1,643,109
              860    Schw Rueckversicherungs                                                                1,153,629
              900    UBS - Union Bank of Switzerland                                                          986,162
            3,200    Zurich Versicherungsgesellschaft                                                       1,174,809
                       Total                                                                               10,724,364

FEDERATED INTERNATIONAL EQUITY FUND

       SHARES                                                                                                   VALUE
 COMMON STOCKS -- CONTINUED
                     UNITED KINGDOM -- 17.0%
           49,000    Airtours PLC                                                                       $     879,323
          117,000    Bank of Scotland, Edinburgh                                                              755,438
           38,000    Barclays PLC                                                                             739,114
          150,900    British Petroleum Co. PLC                                                              1,802,012
          105,000    British Telecommunication PLC                                                            760,919
          126,000    General Electric Co. PLC                                                                 719,352
            2,561 (b)Grand Metropolitan PLC                                                                    23,796
           57,000    Hyder PLC                                                                                756,674
          326,394    Ladbroke Group PLC                                                                     1,228,049
           80,000    Lloyds TSB Group PLC                                                                     804,515
          366,000    Medeva PLC                                                                             1,640,504
           36,000    Misys PLC                                                                                806,805
          410,000    National Grid Group PLC                                                                1,515,786
          200,000    Rank Group PLC                                                                         1,406,838
           58,000    Reckitt & Colman PLC                                                                     817,864
          187,512    Rolls-Royce                                                                              766,858
          157,000    Scottish & Newcastle PLC                                                               1,800,376
          124,000    Scottish Power PLC                                                                       776,902
           66,756    Smithkline Beecham Corp.                                                               1,147,727
          231,000    Southern Electric PLC                                                                  1,530,427
          237,611    Tomkins PLC                                                                            1,031,993
          240,000    Unigate                                                                                1,929,658
          177,000    Vodafone Group PLC                                                                       787,568
          132,000    Whitbread PLC                                                                          1,716,670
           27,000    Zeneca Group                                                                             820,203
                       Total                                                                               26,965,371
                       TOTAL COMMON STOCKS (IDENTIFIED COST $135,774,184)                                 154,137,628

FEDERATED INTERNATIONAL EQUITY FUND

       SHARES                                                                                                   VALUE
 PREFERRED STOCKS -- 2.5%
                     AUSTRALIA -- 0.0%
            2,051    News Corp., Ltd., Pfd.                                                              $      7,717
                     BRAZIL -- 2.3%
        1,800,000    Centrais Eletricas Brasileiras S.A., Preference, Series B                                886,127
        7,560,000    Petroleo Brasileiro S.A., Preference                                                   1,807,903
        2,545,000    Telecomunicacoes de Sao Paulo S.A., Preference                                           872,503
                       Total                                                                                3,566,533
                     GERMANY -- 0.2%
            7,000    Henkel KGAA, Pfd.                                                                        394,828
                       TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,966,224)                                  3,969,078
                       TOTAL INVESTMENTS (IDENTIFIED COST $138,740,408)(C)                               $158,106,706

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At May 31, 1997, these securities amounted to $5,003,655 which represents 3.2% of net assets.

(b) Non-income producing security.

(c) The cost of investments for federal tax purposes amounts to $138,740,408. The net unrealized appreciation of investments on a federal tax basis amounts to $19,366,298 which is comprised of $20,994,607 appreciation and $1,628,309 depreciation at May 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($158,430,660) at May 31, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost $138,740,408)                   $158,106,706
 Cash                                                                                                  1,934,376
 Cash denominated in foreign currencies (at identified cost $16,660)                                      16,459
 Income receivable                                                                                       661,866
 Receivable for investments sold                                                                         825,481
 Receivable for shares sold                                                                              355,410
    Total assets                                                                                     161,900,298
 LIABILITIES:
 Payable for investments purchased                                                  $3,140,533
 Payable for shares redeemed                                                           133,081
 Net payable for foreign currency exchange contracts purchased and sold                  1,619
 Payable for taxes withheld                                                             47,230
 Accrued expenses                                                                      147,175
    Total liabilities                                                                                  3,469,638
 NET ASSETS for 8,943,830 shares outstanding                                                        $158,430,660
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                    $132,773,698
 Net unrealized appreciation of investments and translation of assets and
 liabilities in foreign currency                                                                      19,359,724
 Accumulated net realized gain on investments and foreign currency transactions                        6,257,061
 Undistributed net investment income                                                                      40,177
    Total Net Assets                                                                                $158,430,660
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($131,440,124 / 7,389,737 shares outstanding)                                  $17.79
 Offering Price Per Share (100/94.50 of $17.79)*                                                          $18.83
 Redemption Proceeds Per Share (99.50/100 of $17.79)**                                                    $17.70
 CLASS B SHARES:
 Net Asset Value Per Share ($20,471,054 / 1,175,414 shares outstanding)                                   $17.42
 Offering Price Per Share                                                                                 $17.42
 Redemption Proceeds Per Share (94.50/100 of $17.42)**                                                    $16.46
 CLASS C SHARES:
 Net Asset Value Per Share ($6,519,482 / 378,679 shares outstanding)                                      $17.22
 Offering Price Per Share                                                                                 $17.22
 Redemption Proceeds Per Share (99/100 of $17.22)**                                                       $17.05

 * See "How to Purchase Shares" in the Prospectus.
** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $219,498)                                                  $ 1,520,924
 Interest                                                                                                    76,895
     Total income                                                                                         1,597,819
 EXPENSES:
 Investment advisory fee                                                                 $   837,440
 Administrative personnel and services fee                                                    92,247
 Custodian fees                                                                              102,748
 Transfer and dividend disbursing agent fees and expenses                                    140,005
 Directors'/Trustees' fees                                                                     3,844
 Auditing fees                                                                                15,632
 Legal fees                                                                                    4,618
 Portfolio accounting fees                                                                    40,434
 Distribution services fee -- Class B Shares                                                  67,301
 Distribution services fee -- Class C Shares                                                  25,907
 Shareholder services fee -- Class A Shares                                                  178,291
 Shareholder services fee -- Class B Shares                                                   22,434
 Shareholder services fee -- Class C Shares                                                    8,636
 Share registration costs                                                                     17,406
 Printing and postage                                                                         32,724
 Insurance premiums                                                                            2,580
 Taxes                                                                                        30,008
 Miscellaneous                                                                                 3,704
   Total expenses                                                                          1,625,959
 Waiver --
   Waiver of shareholder services fee -- Class A Shares                                      (92,712)
     Net expenses                                                                                         1,533,247
       Net investment income                                                                                 64,572
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency transactions (net of foreign
 taxes withheld of $5,811)                                                                                6,300,959
 Net change in unrealized appreciation of investments and translation of assets and liabilities
 in foreign currency                                                                                      1,146,832
   Net realized and unrealized gain on investments and foreign currency                                   7,447,791
     Change in net assets resulting from operations                                                     $ 7,512,363

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS
                                                                                 ENDED           YEAR ENDED
                                                                              (UNAUDITED)       NOVEMBER 30,
                                                                              MAY 31, 1997          1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                      $    64,572 $            117,810
 Net realized gain (loss) on investments and foreign currency transactions ($6,300,959 and $5,135,689 net gains, respectively,
 as computed for federal tax purposes)                                        6,300,959            4,131,728
 Net change in unrealized appreciation/depreciation of investments
 and translation of assets and liabilities in foreign currency                1,146,832           11,785,397
  Change in net assets resulting from operations                              7,512,363           16,034,935
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                                                  --                (919,568)
  Class B Shares                                                                  --                    (194)
  Class C Shares                                                                  --                    (155)
 Distributions from net realized gains on investments and foreign currency transactions
  Class A Shares                                                             (3,655,308)         (19,980,524)
  Class B Shares                                                               (386,187)            (726,598)
  Class C Shares                                                               (169,128)            (780,198)
  Change in net assets resulting from distributions to shareholders          (4,210,623)         (22,407,237)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                                89,872,332          146,615,463
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                       2,851,011           12,142,035
 Cost of shares redeemed                                                   (134,818,759)        (160,588,761)
  Change in net assets resulting from share transactions                    (42,095,416)          (1,831,263)
  Change in net assets                                                      (38,793,676)          (8,203,565)
 NET ASSETS:
 Beginning of period                                                        197,224,336          205,427,901
 End of period (including undistributed net investment income
 of $40,177 and $0, respectively)                                          $158,430,660         $197,224,336

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     SIX MONTHS
                       ENDED
                     (UNAUDITED)
                       MAY 31,                            YEAR ENDED NOVEMBER 30,
                        1997     1996     1995     1994     1993      1992     1991     1990    1989    1988
 NET ASSET VALUE,
 BEGINNING OF
 PERIOD               $17.32   $17.89    $18.53   $16.49   $14.09   $14.44    $14.28   $17.59   $17.34  $19.99
 INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
 income                 0.03     0.03      0.09     0.15     0.06     0.10      0.11     0.19     0.18    0.19
 Net realized and
 unrealized
 gain (loss) on
 investments
 and foreign
 currency               0.82     1.38      0.17     1.96     2.53    (0.37)     0.37    (1.16)    1.60    3.27
 Total from
 investment
 operations             0.85     1.41      0.26     2.11     2.59    (0.27)     0.48    (0.97)    1.78    3.46
 LESS DISTRIBUTIONS
 Distributions
 from net
 investment
 income                 --      (0.09)   (0.003)   (0.07)   (0.06)   (0.08)    (0.21)   (0.20)   (0.23)  (0.23)
 Distributions in
 excess of
 net investment         --        --        --       --     (0.13)     --        --       --       --      --
 income(a)
 Total
 distributions
 from net investment
 income                 --      (0.09)   (0.003)   (0.07)   (0.19)   (0.08)    (0.21)   (0.20)   (0.23)  (0.23)
 Distributions
 from net
 realized gain on
 investments and
 foreign currency
 transactions        (0.38)     (1.89)    (0.90)     --       --       --      (0.11)   (2.14)   (1.30)  (5.88)
 Total
 distributions       (0.38)     (1.98)    (0.90)   (0.07)   (0.19)   (0.08)    (0.32)   (2.34)   (1.53)  (6.11)
 NET ASSET
 VALUE, END OF
 PERIOD             $17.79     $17.32    $17.89   $18.53   $16.49   $14.09    $14.44   $14.28   $17.59   $17.34
 TOTAL RETURN(B)     5.06%       8.63%     1.60%   12.82%   18.52%   (1.86%)    3.49%   (6.72%)  11.55%   24.33%
 RATIOS TO AVERAGE
 NET ASSETS
 Expenses            1.70%*      1.68%     1.57%    1.61%    1.60%    1.57%     1.52%    1.32%    1.01%    1.00%
 Net investment
 income              0.18%*      0.15%     0.42%    --       0.13%    0.69%     0.78%    1.39%    1.04%    1.43%
 Expense waiver/
 reimbursement(c)    0.13%*      0.15%     0.18%    --       0.01%    0.02%     0.30%    0.25%    0.46%    0.28%
 SUPPLEMENTAL DATA
 Net assets, end
 of period
 (000 omitted)   $131,440    $172,988  $191,911 $261,178 $192,860 $106,937  $101,980  $82,541  $65,560  $68,922
 Average
 Commission
 Rate Paid(d)     $0.0025     $0.0018     --        --        --      --        --        --       --     --
 Portfolio
 turnover             117%        119%      166%      73%      74%      91%       84%    114%       85%      98%

* Computed on an annualized basis.

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS
                                                                  ENDED
                                                               (UNAUDITED)
                                                                 MAY 31,         YEAR ENDED NOVEMBER 30,
                                                                   1997        1996       1995      1994(a)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $17.04     $17.70      $18.50     $19.61
 INCOME FROM INVESTMENT OPERATIONS
  Net investment operating loss                                    (0.02)     (0.03)      (0.08)     (0.01)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                              0.78       1.26        0.18      (1.10)
  Total from investment operations                                  0.76       1.23        0.10      (1.11)
 LESS DISTRIBUTIONS
  Distributions from net investment income                           --       (0.00)(b)     --         --
  Distributions from net realized gain on investments and
  foreign currency transactions                                    (0.38)     (1.89)      (0.90)       --
  Total distributions                                              (0.38)     (1.89)      (0.90)       --
 NET ASSET VALUE, END OF PERIOD                                   $17.42     $17.04      $17.70     $18.50
 TOTAL RETURN(c)                                                    4.61%      7.59%       0.68%     (5.27%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                          2.58%*     2.58%       2.52%      2.59%*
  Net investment operating loss                                    (0.53%)*   (0.74%)     (0.52%)    (0.88%)*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                        $20,471    $16,707      $6,370     $1,214
  Average Commission Rate Paid(d)                                $0.0025    $0.0018         --          --
  Portfolio turnover                                                 117%       119%        166%        73%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 19, 1994 (start of business) to November 30, 1994.

(b) Distributions from net investment income is less than 0.01 per share.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                        (UNAUDITED)
                                                          MAY 31,         YEAR ENDED NOVEMBER 30,
                                                           1997        1996      1995     1994    1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                     $16.85      $17.50    $18.30    $16.41   $14.88
 INCOME FROM INVESTMENT OPERATIONS
  Net investment operating loss                            (0.06)(g)   (0.10)    (0.12)    (0.05)   (0.04)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                          0.81        1.34      0.22      1.98     1.57
  Total from investment operations                          0.75        1.24      0.10      1.93     1.53
 LESS DISTRIBUTIONS
  Distributions from net investment income                   --        (0.00)(b) (0.00)(b)   --       --
  Distributions in excess of net investment income(c)        --          --         --     (0.04)     --
  Total distributions from net investment income             --        (0.00)    (0.00)    (0.04)     --
  Distributions from net realized gain on
  investments and foreign currency transactions            (0.38)      (1.89)    (0.90)      --       --
  Total distributions                                      (0.38)      (1.89)    (0.90)    (0.04)     --
 NET ASSET VALUE, END OF PERIOD                           $17.22      $16.85    $17.50    $18.30   $16.41
 TOTAL RETURN(D)                                            4.60%       7.75%     0.69%    11.75%   10.28%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                  2.58%*      2.57%     2.46%     2.55%    2.57%*
  Net investment operating loss                            (0.67%)*    (0.72%)   (0.47%)   (0.91%)  (1.10%)*
  Expense waiver/reimbursement(e)                            --         0.01%     0.04%      --      0.01%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                 $6,519      $7,580    $7,146    $8,836   $2,852
  Average Commission Rate Paid(f)                        $0.0025     $0.0018       --        --       --
  Portfolio turnover                                         117%        119%      166%       73%      74%

* Computed on an annualized basis.

(a) Reflects operations for the period from March 31, 1993 (start of business) to November 30, 1993.

(b) Distributions from net investment income is less than 0.01 per share.

(c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(f) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(g) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)

1. ORGANIZATION

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's objective is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the last closing bid and asked price as furnished by an independent pricing service. Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over the counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

   At May 31, 1997, the Fund had outstanding foreign currency commitments as set forth below:

                                             CONTRACTS TO       IN                        UNREALIZED
                             SETTLEMENT        DELIVER/       EXCHANGE    CONTRACTS AT   APPRECIATION
  CONTRACTS PURCHASED           DATE           RECEIVE          FOR          VALUE       (DEPRECIATION)
  Pound Sterling              6/2/1997 -       879,854        $1,441,003    $1,439,316     $(1,687)
                              6/4/1997
  CONTRACTS SOLD:
  Netherlands Guilder         6/2/1997          23,375            12,194        12,159          35
  Norwegian Krone             6/2/1997          30,600             4,328         4,295          33
  Net total depreciation
  on foreign currency
  commitments                                                                              $(1,619)

   FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales.

   Additional information on each restricted security held at May 31, 1997 is as follows:

 SECURITY                                   ACQUISITION DATE       ACQUISITION COST
 Chilectra S.A., ADR                            2/28/1996           $   168,268
 Suez Cement Co., GDR                          11/25/1996               154,875
 Gedeon Richter, GDR                            5/22/1997               702,000
 Japan Tobacco, Inc.                            3/19/1997             1,275,403
 Samsung Electronics Co., GDR                   3/14/1996                --
 Telecel -- Comunicacoes Pessoai          3/5/1997 - 4/18/1997        1,693,717
 Want Want Holdings                       4/21/1997 - 4/22/1997         822,084

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1997, par value shares ($0.0001 per share) authorized were as follows:

                                        NUMBER OF
                                        PAR VALUE
 CLASS NAME                            AUTHORIZED
 Class A Shares                        500,000,000
 Class B Shares                        500,000,000
 Class C Shares                        500,000,000
 Total                               1,500,000,000

Transactions in capital stock were as follows:

                            SIX MONTHS ENDED                   YEAR ENDED
                              MAY 31, 1997                  NOVEMBER 30, 1996
 CLASS A SHARES          SHARES           AMOUNT          SHARES         AMOUNT
 Shares sold             4,933,723   $  83,097,937     7,740,149     $ 131,449,303
 Shares issued to
 shareholders in
 payment of
 distributions
 declared                 138,301        2,327,602       679,782        11,012,713
 Shares redeemed       (7,664,888)    (129,580,023)   (9,162,907)     (155,388,757)
  Net change resulting
  from Class A Shares
  transactions         (2,592,864)   $ (44,154,484)     (742,976)    $ (12,926,741)

                            SIX MONTHS ENDED                   YEAR ENDED
                              MAY 31, 1997                  NOVEMBER 30, 1996
 CLASS B SHARES          SHARES           AMOUNT          SHARES         AMOUNT
 Shares sold              308,049    $   5,104,321       728,125     $  12,265,060
 Shares issued to
 shareholders in
 payment of
 distributions
 declared                  21,907          362,345        40,410           649,796
 Shares redeemed         (135,114)      (2,238,805)     (147,816)       (2,473,361)
  Net change resulting
  from Class B Shares
  transactions            194,842    $   3,227,861       620,719     $  10,441,495

                            SIX MONTHS ENDED                   YEAR ENDED
                              MAY 31, 1997                  NOVEMBER 30, 1996
 CLASS C SHARES          SHARES           AMOUNT          SHARES         AMOUNT
 Shares sold              101,850    $   1,670,074       177,534     $  2,901,100
 Shares issued to
 shareholders in
 payment of
 distributions
 declared                   9,851          161,064        30,197          479,526
 Shares redeemed         (182,836)      (2,999,931)     (166,212)      (2,726,643)
  Net change resulting
  from Class C Shares
  transactions            (71,135)   $  (1,168,793)       41,519     $    653,983
   Net change
   resulting from
   share
   transactions        (2,469,157)   $ (42,095,416)      (80,738)    $ (1,831,263)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                           PERCENTAGE OF
                         AVERAGE DAILY NET
   CLASS NAME             ASSETS OF CLASS
   Class B Shares              0.75%
   Class C Shares              0.75%

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1997, were as follows:

PURCHASES              $194,098,221
SALES                  $243,564,833

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1997, the diversification of industries was as follows:

                                   PERCENTAGE
INDUSTRY OF NET ASSETS         Aerospace & Military Technology 0.48% Appliances
& Household Durables 0.01% Automobile 3.20% Banking 14.87% Beverage & Tobacco
3.79% Broadcasting & Publishing 0.56% Building Materials & Components 0.12%
Business & Public Services 0.48% Chemicals 1.50% Construction & Housing 0.74%
Data Processing & Reproduction 2.88% Electrical & Electronics 4.21% Electronic
Components, Instruments 5.10% Energy - Oil & Gas 0.58% Energy Equipment &
Services 0.13% Energy Sources 6.10% Financial Services 1.13% Food & Household
Products 2.64% Health & Personal Care 6.79% Industrial Components 0.58%
Insurance 3.38% Leisure & Tourism 2.65% Machinery & Engineering 3.72%
Merchandising 2.80% Metals - Non Ferrous 0.13% Metals - Steel 0.33%
Multi-Industry 3.30% Pharmaceuticals 2.02% Real Estate 4.66% Recreation, Other
Consumer Goods 2.08% Telecommunications 9.17% Tobacco 0.91% Unassigned 5.31%
Utilities - Electrical & Gas 3.46%

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  Chairman
Glen R. Johnson
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
  Vice President
Karen M. Brownlee
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contain facts concerning the fund's objective and policies, management fees, expenses and other information.

[Graphic]

Federated Investors
Federated Securities Corp., Distributor

Cusip 46031P308
Cusip 46031P407
Cusip 46031P605
8070112 (7/97)

[Graphic]

[Graphic]Federated Investors

Federated International Income Fund

6TH SEMI-ANNUAL REPORT
MAY 31, 1997

ESTABLISHED 1991

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

Federated International Income Fund was established in 1991, and I am pleased to present the 6th Semi-Annual Report for the fund that covers the period from December 1, 1996, to May 31, 1997.

This report begins with a discussion with the fund's co-portfolio managers, Robert Kowit, Vice President, Federated Global Research Corp. and Michael Casey, Ph.D., Assistant Vice President, Federated Global Research Corp. Following their discussion are three additional items of shareholder interest: a series of graphs showing long-term investment performance, a complete listing of the fund's bond holdings and the fund's financial statements.

The fund's assets of over $223 million are invested in 38 high-quality debt issues of over 15 countries in an effort to pursue generous quarterly income and capital appreciation.*

After a strong fiscal year of double-digit total return performance, the fund experienced a share price decline and negative total return as the result of the strong U.S. dollar which weakened international bond returns. However, the fund continued to produce generous income. A review of performance for each share class for the six months ended May 31, 1997, is shown below.

                   NAV      NAV     NAV       INCOME      TOTAL RETURN
                 12/1/96  5/31/97  CHANGE  DISTRIBUTIONS  BASED ON NAV**
 Class A Shares  $11.92   $10.80    -9%       $0.52          -5.13%
 Class B Shares  $11.89   $10.77    -9%       $0.48          -5.51%
 Class C Shares  $11.89   $10.78    -9%       $0.48          -5.44%

Thank you for joining the growing number of Federated International Income Fund shareholders who have broadened their fixed-income assets internationally.

* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were -9.39%, -10.68%, and -6.41%, respectively.

Remember, adding to your account and reinvesting your quarterly dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.+

As always, we welcome your comments and suggestions.

Sincerely,
[Graphic]
Glen R. Johnson
President
July 15, 1997

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

Investment Review

[Graphic]
Robert Kowit
Vice President
Federated Global
Research Corp.

[Graphic]
Michael Casey, Ph.D.
Assistant Vice President
Federated Global
Research Corp.

[Graphic]
WHAT ARE YOUR COMMENTS ON 1997'S WEAK INTERNATIONAL BOND RETURNS, AND THE CULPRIT -- THE STRONG U.S. DOLLAR?

1997 has actually been a very good year for international bonds, but the extremely strong performance of the U.S. dollar has more than offset the performance of the local international bond markets. As defined by the J.P. Morgan single country bond indexes, the U.S. bond market was up 2.62%. By comparison Canada was up 3.62%; Germany 3.18%; Italy 3.59%; Japan 3.46%; U.K. 5.97%; and Sweden 2.17%.

In dollar terms, however, the total returns drop dramatically. Canada, +2.24%; Germany, -7.76%; Italy, -7.04%; Japan, +1.57%; U.K., +1.24%; and
Sweden, -10.18%.

It is clear that the strength of the U.S. dollar has been the major negative factor for an unhedged international bond fund.

[Graphic]
IN THIS ENVIRONMENT, HOW DID FEDERATED INTERNATIONAL INCOME FUND PERFORM FOR SHAREHOLDERS OVER THE SIX-MONTH PERIOD ENDED MAY 31, 1997?

The fund's returns were consistent with the -5.04% return of the overall international bond market, as measured by the J.P. Morgan Non-Dollar Bond Index.* Total returns based on net asset value were: Class A Shares, -5.13%; Class B Shares, -5.51%; and Class C Shares, -5.44%.**

[Graphic]
INCOME IS A PRIMARY CONSIDERATION FOR SHAREHOLDERS. WHAT LEVEL OF INCOME DID THE FUND PROVIDE SHAREHOLDERS DURING THE PERIOD?

While the fund's total return was impacted by a decrease in net asset value, the fund paid a healthy income stream totaling $0.52 per share for Class A Shares, $0.48 for Class B Shares, and $0.48 per share for Class C Shares.

* The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged, trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in an index.

** Performance quoted is based on net asset value and represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were -9.39%, -10.68%, and -6.41%, respectively.

[Graphic]
WHAT COUNTRIES WERE EMPHASIZED IN THE PORTFOLIO'S HIGH-QUALITY BOND HOLDINGS AS OF MAY 31, 1997?

Half of the fund's holdings were concentrated among Germany, the U.K., Japan, Canada, Italy and Denmark. The balance was spread across the countries as indicated below:

 Germany             19.3%
 U.K.                12.9%
 Japan                8.2%
 Canada               7.2%
 Italy                6.9%
 Denmark              6.1%
 New Zealand          4.5%
 Australia            4.5%
 Spain                4.1%
 Sweden               3.1%
 Other Countries     23.2%

[Graphic]
CAN YOU TELL US ABOUT SOME OF THE FUND'S MOST RECENT PURCHASES?

PURCHASES/
  SALES          COUNTRY                  RATIONALE
Kingfisher       (United       This security helped increase
8.125%           Kingdom)      exposure to the U.K. market, where
2007                           we expected sterling to appreciate.
                               This occurred and the bond tightened 12 bps to
                               the U.K. curve to give a 3.0% total return for
                               the month since we bought the bond.
JGB              (Japan)       We increased yen exposure from
5% of 9/98                     zero to merely underweight in order
                               to maintain our index tracking in the
                               face of yen-strength.
FNMA           (Australia)     We wanted to extend duration in
6.5%                           our Australian holdings from the
                               NSW 2-yr. Bond to the 5-yr. Bond.
                               This has proved beneficial since the
                               average 2-5 year yield spread has
                               narrowed 13 bps since the June 26
                               trade date.

[Graphic]
WHILE 1997 HAS NOT LIVED UP TO ITS PROMISE AS A FAVORABLE YEAR FOR INTERNATIONAL BOND RETURNS, DO YOU FORESEE AN IMPROVED ENVIRONMENT ON THE HORIZON?

While international bonds have done well in local terms, we think there is still a bit more performance left in the markets. Almost all of the European bond markets continue to have much steeper yield curves than the U.S. The yield spread between two-year and ten-year maturities is about 40 basis points in the U.S., while it is over 200 basis points in most European markets. Even though these economies are starting to show signs of growth, we do not expect to see short-term rates increase until next year.

Concerning total return performance, in only 5 of the previous 45 quarters has the international bond market underperformed the U.S. market by 5% or more -- as was the case in the first quarter of 1997 when international bonds underperformed the U.S. market by 5.12%. From the beginning of the year through May 31, 1997, international bonds underperformed the U.S. market by 92 basis points. Only twice in the previous 45 quarters -- in 1988 and 1995 -- have we seen international bonds underperform U.S. bonds for three consecutive quarters.

The key element to relative performance over the short-term should be the movement of the dollar, which has appreciated between 5% and 12% against most European currencies so far this year.

While it is possible that the dollar might move a bit higher, it does look like the markets have fully discounted the growth differentials between the U.S. and Europe. As we start to see further confirmation of European growth and some slowing in the U.S. economy, we should see the currencies start to make up some lost ground.

The speed with which this can happen is illustrated by the Japanese yen, which appreciated over 11% between April 30, 1997, and May 20, 1997, as the strength of the Japanese economic recovery became more apparent.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED INTERNATIONAL INCOME FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $6,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL INCOME FUND ON 6/4/91, REINVESTED DIVIDENDS AND CAPITAL GAINS AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $9,961 ON 5/31/97. YOU WOULD HAVE EARNED A 8.83%* AVERAGE ANNUAL TOTAL RETURN FOR THE SIX-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefits of compounding.

As of 6/30/97, the Class A Shares' average annual one-year, five-year and since inception (6/4/91) total returns were 1.44%, 7.45%, and 8.91%, respectively. Class B Shares' average annual one-year and since inception (9/28/94) total returns were -0.39% and 7.50%, respectively. Class C Shares' average annual one-year and since inception (4/1/93) total returns were 4.26% and 9.28%, respectively.

[Graphic] - See Appendix(A)

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.5% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED INTERNATIONAL INCOME FUND

INVESTING ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR SIX YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $7,682.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Income Fund on 6/4/91, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $6,000, but your account would have reached a total value of $7,682* by 5/31/97. You would have earned an average annual total return of 7.25%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities denominated primarily in foreign currencies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

[Graphic] - See Appendix(B)

* No method of investing can guarantee a profit or protects against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investments, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED INTERNATIONAL INCOME FUND
HYPOTHETICAL INVESTOR PROFILE:
INVESTING FOR A HIGH LEVEL OF INCOME FROM ABROAD

Bob and Nancy Griffin -- a single-income suburban couple -- are building a nest egg for their son Cal's private school education.

They've added $2,000 every June to their initial $10,000 investment in Federated International Income Fund made on June 4, 1991, and as of May 31, 1997, their account totaled $28,646, giving them an annual total return of 8.16%.*

Now they can feel confident about giving Cal a quality education, and Bob figures his son will get to college even if he never does learn to catch a football.

The couple is fictional, but the figures are real.

[Graphic] - See Appendix(C)

* This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED INTERNATIONAL INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 1997 (UNAUDITED)

       FOREIGN                                                                                                   VALUE
       CURRENCY                                                                                 CREDIT           IN U.S.
      PAR AMOUNT                                                                                RATING*          DOLLARS
 BONDS -- 92.4%
 AUSTRALIAN DOLLAR -- 4.3%
                      AGENCY -- 4.3%
      5,500,000  New South Wales Treasury, 6.50%, 5/1/2006                                AAA/NR             $  3,841,747
      7,000,000  New South Wales Treasury, 11.50%, 7/1/1999                               AAA/Aaa              5,891,538
                   TOTAL AUSTRALIAN DOLLAR                                                                     9,733,285
 BRITISH POUND -- 12.5%
                 SOVEREIGN -- 12.5%
      4,000,000  Alliance & Leicester BLD, Sub., 8.75%, 12/7/2006                           A3                 6,788,811
      4,000,000  Bayerische Vereinsbank AG, Munich, Sub., 8.625%,
                 6/15/2005                                                                NR/Aa1               6,837,886
      4,000,000  Landbk Hessen -- Thueringen, Sub. Note, 9.00%,
                 9/6/2004                                                                 AAA/Aaa              7,068,084
      3,975,000  UK Treasury, Deb., 10.00%, 2/26/2001                                     NR/Aaa               7,108,084
                   TOTAL BRITISH POUND                                                                        27,802,865
 CANADIAN DOLLAR -- 6.9%
                 SOVEREIGN -- 4.5%
      6,500,000  Canada, Government of, Deb., 8.00%, 6/1/2023                             AAA/Aa1              5,245,350
      5,500,000  Quebec, Province of, Deb., 9.375%, 1/16/2023                              A+/A2               4,794,139
                   Total                                                                                      10,039,489
                 STATE/PROVINCIAL -- 2.4%
      6,250,000  Alberta Province, Deb., 7.25%, 10/28/2005                                AA/Aa2               4,681,732
      1,000,000 (a)Metro Toronto, Deb., 7.40%, 9/27/2006                                   AA+                   759,245
                   Total                                                                                       5,440,977
                   TOTAL CANADIAN DOLLAR                                                                      15,480,466

FEDERATED INTERNATIONAL INCOME FUND

       FOREIGN                                                                                                   VALUE
       CURRENCY                                                                                CREDIT           IN U.S.
      PAR AMOUNT                                                                               RATING*          DOLLARS
 BONDS -- CONTINUED
 DANISH KRONE -- 5.9%
                      SOVEREIGN -- 5.9%
      25,000,000  Denmark, Bond, 8.00%, 3/15/2006                                          AAA/Aaa          $  4,242,008
      56,294,000  Nykredit, Mtg. Bond, 8.00%, 10/1/2026                                    AA-/NR              8,877,420
                   TOTAL DANISH KRONE                                                                         13,119,428
 DEUTSCHE MARK -- 18.7%
                      AGENCY -- 7.8%
      13,000,000  Export-Import Bank Japan, Foreign Gov't. Guarantee,
                  6.50%, 5/19/2000                                                         AAA/Aaa             8,018,606
      15,000,000  KFW International Finance, Bank Guarantee, 6.75%,
                  6/20/2005                                                                AAA/Aaa             9,314,113
                   Total                                                                                      17,332,719
                      SOVEREIGN -- 10.9%
       7,500,000  Baden Wurt L-Finance NV, Bank Guarantee, 6.75%,
                  6/22/2005                                                                AAA/Aaa             4,649,377
       5,000,000  Deutsche Genossen-Hypobk, Sec. Fac. Bond, Series 758,
                  5.75%, 1/22/2007                                                           NR                2,864,666
      14,000,000  Deutschland Republic, Bond, 6.00%, 6/20/2016                               AAA               7,726,172
       8,000,000  Germany (Fed Republic), 6.50%, 7/15/2003                                 AAA/Aaa             4,971,974
       7,000,000  Kredit Wiederauf, Bond, 6.00%, 2/9/2006                                  AAA/Aaa             4,124,393
                   Total                                                                                      24,336,582
                   TOTAL DEUTSCHE MARK                                                                        41,669,301
 EUROPEAN CURRENCY UNIT (ECU) -- 7.1%
                      SOVEREIGN -- 7.1%
      7,500,000  France O.A.T., Bond, 7.50%, 4/25/2005                                    AAA/Aaa             9,412,662

FEDERATED INTERNATIONAL INCOME FUND

       FOREIGN                                                                                                   VALUE
       CURRENCY                                                                                CREDIT           IN U.S.
      PAR AMOUNT                                                                               RATING*          DOLLARS
 BONDS -- CONTINUED
 EUROPEAN CURRENCY UNIT (ECU) -- CONTINUED
       5,400,000  France (Government), Bond, 7.00%, 4/25/2006                                AAA            $  6,498,662
                   TOTAL EUROPEAN CURRENCY UNIT                                                               15,911,324
 GREECE -- 3.5%
                      SOVEREIGN -- 3.5%
   1,400,000,000  Hellenic Republic, Bond, 10/31/1997                                       A-/NR              4,918,406
     750,000,000  Hellenic Republic, Bond, 14.00%, 10/23/2003                               A-/NR              2,864,755
                   TOTAL GREECE                                                                                7,783,161
 IRISH POUND -- 2.1%
                      SOVEREIGN -- 2.1%
       2,850,000  Irish Government, Bond, 8.00%, 8/18/2006                                 AAA/NR              4,667,622
                   TOTAL IRISH POUND                                                                           4,667,622
 ITALIAN LIRA -- 6.7%
                      SOVEREIGN -- 6.7%
   8,000,000,000  Buoni Poliennali Del Tes, Bond, 10.50%, 11/1/2000                        AAA/Aa3             5,231,196
   5,965,000,000  Buoni Poliennali Del Tes, Deb., 10.50%, 7/15/1998                        AAA/A1              3,651,976
   1,500,000,000  Buoni Poliennali Del Tes, Deb., 8.50%, 1/1/2004                          AAA/Aa3               941,013
   8,750,000,000  Cert Di Credito Del Tes, Note, 6.90%, 1/1/2004                           AAA/NR              5,090,073
                   TOTAL ITALIAN LIRA                                                                         14,914,258
 JAPANESE YEN -- 8.0%
                      SOVEREIGN -- 8.0%
   1,970,000,000  Japan, 5.00%, 9/21/1998                                                    Aaa              17,810,357
                   TOTAL JAPANESE YEN                                                                         17,810,357
 NEW ZEALAND DOLLAR -- 4.4%
                      SOVEREIGN -- 4.4%
      13,750,000  New Zealand, Government of, Deb., 8.00%, 11/15/2006                      NR/Aaa              9,820,914
                   TOTAL NEW ZEALAND DOLLAR                                                                    9,820,914

FEDERATED INTERNATIONAL INCOME FUND

       FOREIGN                                                                                                   VALUE
       CURRENCY                                                                                CREDIT           IN U.S.
      PAR AMOUNT                                                                               RATING*          DOLLARS
 BONDS -- CONTINUED
 NORWEGIAN KRONE -- 2.3%
                      SOVEREIGN -- 2.3%
      36,000,000  Norwegian Government, Foreign Gov't. Guarantee,
                  5.75%, 11/30/2004                                                        AAA/Aaa          $  5,045,761
                   TOTAL NORWEGIAN KRONE                                                                       5,045,761
 PORTUGESE -- 3.0%
                      SOVEREIGN -- 3.0%
     300,000,000  Obrig Do Tes Medio Prazo, 9.50%, 2/23/2006                               AAA/NR              2,065,318
     555,000,000  Portuguese Government, Bond, 11.875%, 2/23/2000                          AAA/NR              3,713,046
     130,000,000  Portuguese Government, Deb., 8.875%, 1/23/2004                           AAA/NR                854,393
                   TOTAL PORTUGUESE                                                                            6,632,757
 SPANISH PESETA -- 4.0%
                      SOVEREIGN -- 4.0%
   1,080,000,000  Spain (Government), Foreign Gov't. Guarantee,
                  10.30%, 6/15/2002                                                        AA/Aa2              8,886,691
                   TOTAL SPANISH PESETA                                                                        8,886,691
 SWEDISH KRONA -- 3.0%
                      SOVEREIGN -- 3.0%
      24,000,000  Statens Bostads, Deb., 11.00%, 1/21/1999                                 AA-/NR              3,370,812
      28,000,000  Sweden (Kingdom of), 6.00%, 2/9/2005                                     AAA/Aa1             3,429,921
                   TOTAL SWEDISH KRONA                                                                         6,800,733
                   TOTAL BONDS (IDENTIFIED COST $212,660,355)                                                206,078,923

FEDERATED INTERNATIONAL INCOME FUND

                                                                                                                 VALUE
      PRINCIPAL                                                                                                 IN U.S.
        AMOUNT                                                                                                  DOLLARS
 (B)REPURCHASE AGREEMENT -- 4.5%
 $   10,100,000  BT Securities Corporation, 5.56%, dated 5/30/1997,
                 due 6/2/1997 (AT AMORTIZED COST)                                                         $   10,100,000
                   TOTAL INVESTMENTS (IDENTIFIED COST $222,760,355)(C)                                    $  216,178,923

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At May 31, 1997, these securities amounted to $759,245 which represents 0.3% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $222,760,355. The net unrealized depreciation of investments on a federal tax basis amounts to $6,581,432 which is comprised of $3,404,197 appreciation and $9,985,629 depreciation at May 31, 1997.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($223,040,276) at May 31, 1997.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost $222,760,355)                 $  216,178,923
 Cash                                                                                                     36,099
 Income receivable                                                                                     6,577,103
 Receivable for shares sold                                                                              516,092
    Total assets                                                                                     223,308,217
 LIABILITIES:
 Payable for shares redeemed                                                             $ 71,839
 Payable for taxes withheld                                                                44,940
 Accrued expenses                                                                         151,162
    Total liabilities                                                                                    267,941
 NET ASSETS for 20,660,466 shares outstanding                                                     $  223,040,276
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                  $  240,379,560
 Net unrealized depreciation of investments and translation of assets and liabilities in             (6,812,519)
 foreign currency
 Accumulated net realized loss on investments and foreign currency transactions                     (12,440,627)
 Undistributed net investment income                                                                   1,913,862
    Total Net Assets                                                                              $  223,040,276
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($196,660,955 / 18,212,271 shares outstanding)                                 $10.80
 Offering Price Per Share (100/95.50 of $10.80)*                                                          $11.31
 Redemption Proceeds Per Share (99.50/100 of $10.80)**                                                    $10.75
 CLASS B SHARES:
 Net Asset Value Per Share ($11,256,113 / 1,044,827 shares outstanding)                                   $10.77
 Offering Price Per Share                                                                                 $10.77
 Redemption Proceeds Per Share (94.50/100 of $10.77)**                                                    $10.18
 CLASS C SHARES:
 Net Asset Value Per Share ($15,123,208 / 1,403,368 shares outstanding)                                   $10.78
 Offering Price Per Share                                                                                 $10.78
 Redemption Proceeds Per Share (99/100 of $10.78)**                                                       $10.67

* See "How to Purchase Shares" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

 INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $68,233)                                              $    7,946,701
 EXPENSES:
 Investment advisory fee                                                               $  808,800
 Administrative personnel and services fee                                                 92,247
 Custodian fees                                                                            60,707
 Transfer and dividend disbursing agent fees and expenses                                  85,814
 Directors'/Trustees' fees                                                                  1,782
 Auditing fees                                                                             14,238
 Legal fees                                                                                 2,840
 Portfolio accounting fees                                                                 60,747
 Distribution services fee -- Class A Shares                                              238,667
 Distribution services fee -- Class B Shares                                               36,769
 Distribution services fee -- Class C Shares                                               56,339
 Shareholder services fee -- Class A Shares                                               238,667
 Shareholder services fee -- Class B Shares                                                12,257
 Shareholder services fee -- Class C Shares                                                18,780
 Share registration costs                                                                  20,658
 Printing and postage                                                                      18,982
 Insurance premiums                                                                         3,232
 Taxes                                                                                     11,380
 Miscellaneous                                                                              3,899
     Total expenses                                                                     1,786,804
 Waivers --
     Waiver of distribution services fee -- Class A Shares                 $ (166,851)
     Waiver of shareholder services fee -- Class A Shares                    (114,560)
         Total waivers                                                                 $(281,411)
              Net expenses                                                                             1,505,393
                   Net investment income                                                               6,441,308
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency transactions                                    2,515,554
 Net change in unrealized appreciation (depreciation) of investments and translation
 of assets and liabilities in foreign currency                                                       (20,490,370)
     Net realized and unrealized loss on investments and foreign currency                            (17,974,816)
         Change in net assets resulting from operations                                            $ (11,533,508)

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS
                                                                                     ENDED
                                                                                  (UNAUDITED)      YEAR ENDED
                                                                                    MAY 31,       NOVEMBER 30,
                                                                                     1997             1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                         $      6,441,308 $     12,816,746
 Net realized gain (loss) on investments and foreign currency transactions ($2,515,554 and $0 net gains, respectively, as computed
 for federal tax purposes)                                                            2,515,554       11,654,540
 Net change in unrealized appreciation/depreciation of investments and
 translation of assets and liabilities in foreign currency                         (20,490,370)          587,187
  Change in net assets resulting from operations                                   (11,533,508)       25,058,473
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                                                    (8,812,129)     (13,679,429)
  Class B Shares                                                                      (385,193)        (229,103)
  Class C Shares                                                                      (617,689)        (878,043)
  Change in net assets resulting from distributions to shareholders                 (9,815,011)     (14,786,575)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                        66,676,288       88,154,905
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                               4,008,947        5,742,262
 Cost of shares redeemed                                                           (50,671,258)     (66,837,071)
  Change in net assets resulting from share transactions                             20,013,977       27,060,096
  Change in net assets                                                              (1,334,542)       37,331,994
 NET ASSETS:
 Beginning of period                                                                224,374,818      187,042,824
 End of period (including undistributed net investment income of
 $1,913,862 and $5,287,565, respectively)                                      $    223,040,276 $    224,374,818

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      SIX MONTHS
                                         ENDED
                                      (UNAUDITED)
                                         MAY 31,                    YEAR ENDED NOVEMBER 30,
                                          1997      1996      1995      1994      1993      1992   1991(A)
 NET ASSET VALUE, BEGINNING OF PERIOD    $11.92    $11.38    $10.52    $11.86    $10.47   $10.84   $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                    0.33      0.74**    0.79      0.70      0.88     0.62     0.25
  Net realized and unrealized gain
  (loss) on
  investments and foreign currency        (0.93)     0.67      0.84     (0.76)     1.40    (0.20)    0.75
  Total from investment operations        (0.60)     1.41      1.63     (0.06)     2.28     0.42     1.00
 LESS DISTRIBUTIONS
  Distributions from net                  (0.52)    (0.87)    (0.77)    (0.63)    (0.75)   (0.71)    0.16)
  investment income
  Distributions in excess of net
  investment
  income(b)                                  --        --        --        --        --    (0.05)      --
  Distributions from net realized
  gain on
  investments and foreign currency           --        --        --     (0.65)    (0.14)   (0.03)      --
  transactions
  Total distributions                     (0.52)    (0.87)    (0.77)    (1.28)    (0.89)   (0.79)   (0.16)
 NET ASSET VALUE, END OF PERIOD          $10.80    $11.92    $11.38    $10.52    $11.86   $10.47   $10.84
 TOTAL RETURN(C)                          (5.13%)   13.27%    16.12%    (0.84%)   22.95%    3.82%   10.07%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                 1.30%*    1.30%     1.30%     1.30%     1.25%    0.99%    0.32%*
  Net investment income                    6.06%*    6.58%     6.79%     6.67%     7.71%    5.83%    7.54%*
  Expense waiver/reimbursement(d)          0.29%*    0.34%     0.40%     0.20%     0.27%    0.62%    1.18%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000       $196,661  $200,758  $173,905  $209,008  $220,602  $86,937  $23,465
  omitted)
  Portfolio turnover                         38%       92%       41%      136%      189%     314%      35%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from June 4, 1991 (date of initial public investment) to November 30, 1991. For the period from start of business, May 15, 1991, to June 3, 1991, the net investment income was distributed to the Corporation's Adviser.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS
                                                                    ENDED
                                                                 (UNAUDITED)          YEAR ENDED
                                                                   MAY 31,            NOVEMBER 30,
                                                                    1997       1996      1995    1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                               $11.89    $11.36    $10.51  $10.21
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                               0.32      0.84**    0.77    0.08
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                   (0.96)     0.48      0.78    0.22
  Total from investment operations                                   (0.64)     1.32      1.55    0.30
 LESS DISTRIBUTIONS
  Distributions from net investment income                           (0.48)    (0.79)    (0.70)     --
 NET ASSET VALUE, END OF PERIOD                                     $10.77    $11.89    $11.36  $10.51
 TOTAL RETURN(B)                                                     (5.51%)   12.41%    15.28%   2.44%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                            2.10%*    2.11%     2.10%   2.11%*
  Net investment income                                               5.28%*    5.76%     5.76%   7.07%*
  Expense waiver/reimbursement(c)                                       --      0.02%     0.10%   0.10%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                          $11,256    $8,641    $1,123    $101
  Portfolio turnover                                                    38%       92%       41%    136%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from September 19, 1994 (start of business) to November 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                      ENDED
                                                   (UNAUDITED)
                                                     MAY 31,           YEAR ENDED NOVEMBER 30,
                                                      1997       1996      1995     1994    1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                 $11.89    $11.36    $10.48    $11.84  $10.23
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 0.30      0.67**    0.60      0.58    0.41
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     (0.93)     0.64      0.95     (0.72)   1.58
  Total from investment operations                     (0.63)     1.31      1.55     (0.14)   1.99
 LESS DISTRIBUTIONS
  Distributions from net investment income             (0.48)    (0.78)    (0.67)    (0.57)  (0.38)
  Distributions from net realized gain
  on investments and foreign currency
  transactions                                            --        --        --     (0.65)     --
  Total distributions                                  (0.48)    (0.78)    (0.67)    (1.22)  (0.38)
 NET ASSET VALUE, END OF PERIOD                       $10.78    $11.89    $11.36    $10.48  $11.84
 TOTAL RETURN(B)                                       (5.44%)   12.31%    15.32%   (1.54%)  19.67%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                              2.10%*    2.09%     2.07%    2.05%    2.05%*
  Net investment income                                 5.27%*    5.80%     5.96%    6.00%    5.39%*
  Expense waiver/reimbursement(c)                         --      0.04%     0.14%    0.10%    0.21%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)            $15,123   $14,976   $12,015   $8,098   $4,767
  Portfolio turnover                                      38%       92%       41%     136%     189%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from March 31, 1993 (Start of business) to November 30, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

1. ORGANIZATION

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's objective is to seek a high level of current income in U.S. Dollars consistent with prudent investment risk. The Fund has a secondary investment objective of capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- Foreign government securities and listed foreign corporate bonds are valued according to the last reported sale price on a recognized securities exchange, if available. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, a security is valued according to the last reported bid price. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  At November 30, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $14,956,181, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

  EXPIRATION YEAR    EXPIRATION AMOUNT
       2002             $10,190,029
       2003             $ 4,766,152

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At May 31, 1997, the Fund had no outstanding foreign exchange contracts.

  FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the pricing committee.

  Additional information on each restricted security held at May 31, 1997 is as follows:

  SECURITY        ACQUISITION DATE     ACQUISITION COST
  MetroToronto        9/13/1996           $727,386

  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1997, par value shares ($0.001 per share) authorized were as follows:

                     NUMBER OF PAR VALUE
 CLASS NAME       CAPITAL STOCK AUTHORIZED
 Class A Shares           500,000,000
 Class B Shares           500,000,000
 Class C Shares           500,000,000
 Total                  1,500,000,000

Transactions in capital stock were as follows:

                                                 SIX MONTHS ENDED               YEAR ENDED
                                                   MAY 31, 1997              NOVEMBER 30, 1996
 CLASS A SHARES                             SHARES          AMOUNT         SHARES         AMOUNT
 Shares sold                                5,396,193 $     59,706,529     6,869,642 $     77,132,743
 Shares issued to shareholders in
 payment of
 distributions declared                       289,058        3,231,634       441,539        4,853,225
 Shares redeemed                           (4,321,313)     (48,035,301)   (5,739,277)     (64,189,320)
  Net change resulting from Class A
  Shares
  transactions                              1,363,938 $     14,902,862     1,571,904 $     17,796,648
                                                 SIX MONTHS ENDED               YEAR ENDED
                                                   MAY 31, 1997             NOVEMBER 30, 1996
 CLASS B SHARES                             SHARES          AMOUNT         SHARES         AMOUNT
 Shares sold                                  359,449 $      3,959,977       660,138 $      7,379,995
 Shares issued to shareholders in
 payment of
 distributions declared                        22,640          252,183        13,806          151,637
 Shares redeemed                              (63,902)        (703,180)      (46,135)        (511,605)
  Net change resulting from Class B
  Shares
  transactions                                318,187 $      3,508,980       627,809 $      7,020,027
                                                 SIX MONTHS ENDED               YEAR ENDED
                                                   MAY 31, 1997              NOVEMBER 30, 1996
 CLASS C SHARES                             SHARES          AMOUNT         SHARES         AMOUNT
 Shares sold                                  274,158 $      3,009,782       325,894 $      3,642,167
 Shares issued to shareholders in
 payment of
 distributions declared                        47,070          525,130        67,085          737,400
 Shares redeemed                             (177,064)      (1,932,777)     (191,747)      (2,136,146)
  Net change resulting from Class C
  Shares
  transactions                                144,164 $      1,602,135       201,232 $      2,243,421
  Net change resulting from share           1,826,289 $     20,013,977     2,400,945 $     27,060,096
  transactions

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

  The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                         PERCENTAGE OF AVERAGE
  SHARE CLASS NAME     DAILY NET ASSETS OF CLASS
  Class A Shares                0.25%
  Class B Shares                0.75%
  Class C Shares                0.75%

  The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

  SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1997, were as follows:

PURCHASES    $90,643,835
SALES        $78,185,389

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Directors

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor

Cusip 46031P100
Cusip 46031P209
Cusip 46031P506
2061602 (7/97)
[Graphic]



                                    APPENDIX

FEDERATED INTERNATIONAL EQUITY FUND

A. The graphic representation here displayed entitled "Initial Investment of $13,000," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Equity Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of a $13,000 investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $13,000/1,256 Shares in the Fund on 8/17/84, would have a reinvested total worth of $58,584/3,293 Shares on 5/31/97. The "x" axis reflects annual computation periods from 8/17/84 to 5/31/97. The right margin of the chart reflects the ending values of a hypothetical investment of $13,000 in the Fund measured in increments of $10,000 ranging from $0 to $60,000.

B. The graphic representation here displayed, entitled "Yearly Investments of $1,000," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Equity Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of a $1,000/96 Shares investment in the Fund (totaling $12,000 by 5/31/97). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Fund beginning on 8/17/84 would have a reinvested total value of $23,372/1,314 Shares on 5/31/97. The "x" axis reflects computation periods from 8/17/84 to 5/31/97. The right margin of the chart reflects the ending values of hypothetical annual investments of $1,000 in the Fund measured in increments of $5,000 ranging from $0 to $25,000.

C. The graphic representation here displayed, entitled "Growth Over Time," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Equity Fund (the "Fund") the darker-shaded portion represents the Principal Value of Systematic Investments (totaling $70,000 by 5/31/97). The color-coded mountain is a visual representation of the narrative text above it, which shows that an original $10,000/966 Shares investment in the Fund on 8/17/84 and additional investments of $5,000 every August following for eleven years would have grown to a reinvested total value of $139,697/7,853 Shares on 5/31/97. The "x" axis reflects computation periods from 8/17/84 to 5/31/97. The right margin of the chart reflects the ending values of a hypothetical original investment and subsequent annual investments in the Fund measured in increments of $25,000 ranging from $0 to $150,000.



                                    APPENDIX

A. The graphic representation here displayed entitled "Initial Investment of $6,000," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Income Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of a $6,000 investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $6,000/573 Shares in the Fund on 6/4/91, would have a reinvested total worth of $9,961/922 Shares on 5/31/97. The "x" axis reflects annual computation periods from 6/4/91 to 5/31/97. The right margin of the chart reflects the ending values of a hypothetical investment of $6,000 in the Fund measured in increments of $2,000 ranging from $0 to $10,000.

B. The graphic representation here displayed, entitled "Yearly Investments of $1,000," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Income Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of $1,000/96 Shares investments in the Fund (totaling $6,000 by 5/31/97). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Fund beginning on 6/4/91 would have a reinvested total value of $7,682/711 Shares on 5/31/97. The "x" axis reflects computation periods from 6/4/91 to 5/31/97. The right margin of the chart reflects the ending values of hypothetical annual investments of $1,000 in the Fund measured in increments of $2,000 ranging from $0 to $8,000.

C. The graphic representation here displayed, entitled "Income Over Time," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Income Fund (the "Fund") the darker-shaded portion represents the Principal Value of Systematic Investments (totaling $20,000 by 5/31/97). The color-coded mountain is a visual representation of the narrative text above it, which shows that an original $10,000/955 Shares investment in the Fund on 6/4/91 and additional investments of $2,000 every June following would have grown to a reinvested total value of $28,646/2,652 Shares on 5/31/97. The "x" axis reflects computation periods from 6/4/91 to 5/31/97. The right margin of the chart reflects the ending values of a hypothetical original investment and subsequent annual investments in the Fund measured in increments of $5,000 ranging from $0 to $30,000.